EXHIBIT 4b


                                     {LOGO}


Number                            WEBSECURE, INC.                      SHARES
WS             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE      SEE
                                                                       REVERSE
                           COMMON STOCK, $.01 PAR VALUE                  FOR
                                                                       CERTAIN
                                                                     DEFINITIONS

               THIS IS TO CERTIFY                              CUSIP 947 683 108


               IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF ONE CENT ($.01) EACH OF
                                 WEBSECURE, INC.

(Hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder in person or by duly authorized attorney upon surrender of this certificate properly endorsed or assigned. This certificate and the shares of Common Stock represented hereby are subject to the laws of The State of Delaware and to the Certificate of Incorporation and By-Laws of the Corporation as now in effect or hereafter amended.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/S/ Carol Ouellette                                          /S/ Robert Kuzara
TREASURER                     WEBSECURE, INC.               PRESIDENT
                                CORPORATE
                                  SEAL
                                  1995
                                DELAWARE




                                     COUNTERSIGNED AND REGISTERED:
                                         AMERICAN STOCK TRANSFER & TRUST COMPANY
                                              TRANSFER AGENT AND REGISTRAR
                                     BY

                                              AUTHORIZED SIGNATURE



                                WEBSECURE, INC.
         THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS AND SERIES OF STOCK. THE CORPORATION WILL FURNISH TO THE HOLDER UPON REQUEST AND WITHOUT CHARGE THE PREFERENCES, POWERS, QUALIFICATIONS AND RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF.

         The following abbreviations, when used in the inspection on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT-____ Custodian _____
TEN ENT - as tenants by the entireties                     (Cust)        (Minor)
JT TEN  - as joint tenants with right of           under Uniform Gifts to Minors
          survivorship and not as tenants          Act ________________
          in common                                         (State)
COM PROP - as community property

     Additional abbreviations may also be used though not in the above list.


For value received,______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
[                                  ]


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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--------------------------------------------------------------------------shares of the Capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________________


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NOTICE: THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND WITH THE NAME AS WRITTEN
UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:



THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARENTEE MEDALLION PROGRAM).